Exhibit 10.1

AMENDED AND RESTATED EXCHANGE AGREEMENT

AMENDED AND RESTATED EXCHANGE AGREEMENT (as amended, restated or supplemented, the “Agreement”), dated as of August 1, 2012, by and among the Issuer, Och-Ziff Corp, Och-Ziff Holding, OZ Management, OZ Advisors, OZ Advisors II and the Och-Ziff Limited Partners and Class B Shareholders from time to time party hereto. Defined terms used herein have the respective meanings ascribed thereto in Section 1.1.

WHEREAS, the parties hereto provided for the exchange of certain Och-Ziff Operating Group Units for Class A Shares (or a cash equivalent), on the terms and subject to the conditions set forth in the original Exchange Agreement dated as of November 13, 2007, as amended on May 19, 2010;

WHEREAS, the obligation to exchange Och-Ziff Operating Group Units for Class A Shares (or a cash equivalent) pursuant to Section 2.1(a)(ii) of this Agreement represents a several, and not a joint and several, obligation of each Och-Ziff Operating Group Partnership (on a pro rata basis), and no Och-Ziff Operating Group Partnership shall have any obligation or right to acquire the portion of Och-Ziff Operating Group Units issued by another Och-Ziff Operating Group Partnership;

WHEREAS, the parties hereto desire to amend and restate the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions.

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“A Exchange” has the meaning set forth in Section 2.1(a)(i) of this Agreement.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.

“Aggregate Value” means, with respect to any Vested Och-Ziff Operating Group A Units surrendered for Exchange, an amount equal to the product of (a) the number of Vested Och-Ziff Operating Group A Units so surrendered multiplied by (b) the Exchange Rate, and such product further multiplied by (c) the Value of a Class A Share.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Applicable Partner Group” shall mean, with respect to any Exchanging Partner, collectively, (i) such Exchanging Partner, (ii) any Related Trust of such Exchanging Partner, and (iii) any Applicable Transferee of any Class B Transferor included in clause (i) or (ii) above.

“Applicable Transferee” shall mean, with respect to any Class B Transferor, any Class B Transferee of such Class B Transferor and any subsequent Class B Transferee of such Class B Transferee (acting as Class B Transferor), other than a Class B Transferee identified in writing by the Class B Transferor to the Issuer and the Och-Ziff Operating Group Partnerships (i) as holding no Excess Interests and a number of Class B Shares equal to the number of Och-Ziff Operating Group Units representing one class A common unit in each of the Och-Ziff Operating Group Partnerships to be held by such Class B Transferee, in each case, immediately following and after giving effect to such Class B Transfer and (ii) as not constituting an Applicable Transferee hereunder.

“B Exchange” has the meaning set forth in Section 2.1(a)(ii) of this Agreement.

“Blackout Periods” has the meaning set forth in Section 2.7 of this Agreement

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to remain closed.

“Chairman” shall mean the Chairman of the Exchange Committee, who shall be the Chairman of the Partner Management Committee as determined pursuant to the applicable Och-Ziff Operating Group Partnership Agreement from time to time. Initially, Dan Och shall serve as Chairman.

“Cash Amount” has the meaning set forth in Section 2.1(b).

“Charity” means any organization that is organized and operated for a purpose described in Section 170(c) of the Code (determined without reference to Section 170(c)(2)(A) of the Code) and described in Sections 2055(a) and 2522 of the Code.

“Class A Sale” means any proposed sale of Class A Shares (A) in a Registered Sale or (B) in a sale pursuant to an exemption from registration to a strategic buyer or in which Daniel Och participates, in either case, involving 5% or more of the then-outstanding Class A Shares, as such Class A Sale may be indicated in any Exchange Notification.

“Class A Shares” means the Class A shares representing class A limited liability company interests in the Issuer.

“Class B Exchange Amount” means, with respect to any Exchanging Partner, the number of Class B Shares to be automatically cancelled in respect of any Exchange by such Exchanging Partner, which shall equal the number of Och-Ziff Operating Group Units to be Exchanged by such Exchanging Partner, provided that the Class B Exchange Amount in respect of a Ziff Exchange shall be zero.

“Class B Shares” means the Class B shares representing class B limited liability company interests in the Issuer.

“Class B Shareholder” means, as of any relevant date, the record owner of Class B Shares as reflected on the books and records of the Issuer or its authorized agent.

“Class B Transfer” means any sale, transfer, assignment, conveyance, whether voluntary or involuntary (including by operation of law), whereby any Person becomes the record holder of Class B Shares.

“Class B Transferee” means any Person that, as a result of any Class B Transfer, becomes the record holder of the Class B Shares subject to such Class B Transfer.

“Class B Transferor” means any Person that, as a result of any Class B Transfer, is no longer the record holder of the Class B Shares subject to such Class B Transfer.

“Class C Non-Equity Interests” means the Class C non-equity interests representing non-equity interests in each of the entities within the Och-Ziff Operating Group.

“Closing” has the meaning set forth in Section 2.5(a)

“Closing Date” has the meaning set forth in Section 2.5(a).

“Closing Price” has the meaning set forth in the definition of Value.

“Code” means the Internal Revenue Code of 1986, as amended, and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

“Commission” means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act of 1933, as amended.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. For purposes of this definition, the terms “controlling,” “controlled by,” and “under common control with” have correlative meanings.

“Delay Event” has the meaning set forth in Section 2.6(b).

“Designated Class B Shares” has the meaning set forth in Section 2.1(e)

“Determination Period” has the meaning set forth in Section 2.2(a)(vi).

“Established Exchange Date” means any date on which the Exchange Committee shall determine to permit Exchanges pursuant to this Agreement, other than a Quarterly Exchange Date.

“Excess Interests” has the meaning set forth in Section 2.11(a).

“Exchange” means the exchange by an Och-Ziff Limited Partner of an Och-Ziff Operating Group Unit for a Class A Share (and/or the applicable Cash Amount) pursuant to Article II of this Agreement or, as applicable, an exchange of Excess Interests as described in Section 2.11, and, as required by the context, the term “Exchange” shall refer collectively to all Exchanges occurring on the same Exchange Date.

“Exchange Committee” shall mean a committee consisting of the individuals that are from time to time members of the Partner Management Committee as determined pursuant to the applicable Och-Ziff Operating Group Partnership Agreement. The Chairman of the Exchange Committee shall be the same as the Chairman of the Partner Management Committee, and the Chairman of the Exchange Committee shall have the sole and exclusive right and authority to take any action (including, without limitation, the selection of any date on which an Exchange shall be permitted, the consent to any amendment of this Agreement pursuant to this Agreement and the determinations set forth in Section 2.2(a)(iv)) on behalf of the Exchange Committee; provided, however, that if and to the extent that at any time no Chairman of the Partner Management Committee exists and, therefore, no Chairman of the Exchange Committee exists, any such action may be taken by a simple majority of the members of the Exchange Committee.

“Exchange Date” means any Established Exchange Date or Quarterly Exchange Date, or the date to which any such Exchange Date may be delayed pursuant to Section 2.5(a).

“Exchange Exercise Notice” has the meaning set forth in Section 2.2(b)(i).

“Exchange Notification” has the meaning set forth in Section 2.2(a)(i).

“Exchange Procedures” shall mean the exchange procedures established by the Exchange Committee in its sole discretion from time to time with respect to the appropriate notice, timing and regulatory procedures that should be complied with in connection with Exchanges permitted in accordance with this Agreement.

“Exchange Rate” means the number of Class A Shares for which an Och-Ziff Operating Group Unit is entitled to be exchanged. On the date of this Agreement, the Exchange Rate shall be 1 for 1, which Exchange Rate shall be subject to modification as provided in Section 2.8.

“Exchange Right” means an Och-Ziff Limited Partner’s right to make an Exchange.

“Exchanging Partner” means any Och-Ziff Limited Partner effecting an Exchange.

“First Person” has the meaning set forth in Section 2.11(a).

“Governmental Entity” means any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof.

“Initial Ziff Interest” means the Och-Ziff Operating Group Units beneficially owned by the Ziffs as of the closing of the IPO (as reduced by the amount of any Och-Ziff Operating Group Units purchased in connection with the exercise of the underwriters’ option to purchase additional Class A Shares in the IPO), as such amount may be adjusted after the date hereof for splits, reclassifications, recapitalizations, recombinations and/or similar events or transactions.

“Initial Ziff Period” has the meaning set forth in Section 2.2(a)(vi).

“Insider Trading Policy” means the Insider Trading Policy of the Issuer applicable to its directors and executive officers, as such insider trading policy may be amended from time to time.

“IPO” means the initial offering and sale of Class A Shares to the public, as contemplated by the Issuer’s Registration Statement on Form S-1 (File No. 333-144256).

“Issuer” means Och-Ziff Capital Management Group LLC, a limited liability company formed under the laws of the State of Delaware, and any successor thereto.

“Issuer Delay Notice” has the meaning set forth in Section 2.6(b).

“Issuer Operating Agreement” means the Second Amended and Restated Limited Liability Company Agreement of the Issuer to be dated on or prior to and in effect upon the consummation of the IPO, as such agreement may be amended, supplemented or restated from time to time.

“Liens” means any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever.

“Maximum Participation Amount” is defined in Section 2.2(a)(iii).

“New York Courts” is defined in Section 3.9.

“Och-Ziff Corp” means Och-Ziff Holding Corporation, a corporation formed under the laws of the State of Delaware and the general partner of OZ Management and OZ Advisors, and any successor general partner thereof.

“Och-Ziff General Partners” means, collectively, Och-Ziff Corp and Och-Ziff Holding and any other entity from time to time serving as general partner (or equivalent) of an Och-Ziff Operating Group Partnership.

“Och-Ziff Holding” means Och-Ziff Holding LLC, a limited liability company formed under the laws of the State of Delaware and the general partner of OZ Advisors II, and any successor general partner thereof.

“Och-Ziff Limited Partner” means each Person that is as of the date of this Agreement or hereafter becomes a limited partner of each of the Och-Ziff Operating Group

Partnerships pursuant to the terms of the applicable Och-Ziff Operating Group Partnership Agreement, provided, however, that for all purposes of this Agreement with respect to any Exchange of Excess Interests, the First Person and the Second Person, acting in accordance with Section 2.11, shall, collectively, be deemed to be an Och-Ziff Limited Partner.

“Och-Ziff Operating Group Partnership Agreements” means, collectively, the Amended and Restated Limited Partnership Agreement of OZ Management, the Amended and Restated Limited Partnership Agreement of OZ Advisors and the Amended and Restated Limited Partnership Agreement of OZ Advisors II, as they may each be amended, supplemented or restated from time to time, and any similar agreement of any other partnership or other entity that may hereafter become an Och-Ziff Operating Group Partnership in accordance with this Agreement, as the same may be amended, supplemented, or restated from time to time.

“Och-Ziff Operating Group Partnerships” means, collectively, OZ Management, OZ Advisors, and OZ Advisors II, and any other partnership or entity whose general partner (or equivalent) is an Och-Ziff General Partner and that may hereafter become a party to this Agreement.

“Och-Ziff Operating Group Unit” means, collectively, a unit or units of interest representing limited partnership interests or other similar interests in each of the entities within the Och-Ziff Operating Group Partnerships (including without limitation, the class A common units in each such entity issued under the applicable Och-Ziff Operating Group Partnership Agreement), with each unit representing one interest in each of the Och-Ziff Operating Group Partnerships, but excluding the Class C Non-Equity Interests.

“Open Window” means any period determined in the discretion of the Issuer’s Chief Compliance Officer in which (i) the directors and executive officers of the Issuer are permitted to trade under the Insider Trading Policy and (ii) the Issuer is not in possession of material non-public information.

“OZ Advisors” means OZ Advisors LP, a limited partnership formed under the laws of the State of Delaware, and any successor thereto.

“OZ Advisors II” means OZ Advisors II LP, a limited partnership formed under the laws of the State of Delaware, and any successor thereto.

“OZ Management” means OZ Management LP, a limited partnership formed under the laws of the State of Delaware, and any successor thereto.

“Permitted Transferee” means any Person who is a Permitted Transferee under the applicable Och-Ziff Operating Group Partnership Agreement.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization, association (including any group, organization, co-tenancy, plan, board, council or committee), government (including a country, state, county, or any other governmental or political subdivision, agency or instrumentality thereof) or other entity (or series thereof).

“Quarterly Exchange Date” means any date as may be determined by the Exchange Committee in accordance with the Exchange Procedures; provided, the Quarterly Exchange Date in respect of a Special Ziff Quarterly Exchange during the Initial Ziff Period shall be at least one and not more than three Business Days after the record date of the Issuer for the prior fiscal quarter or such later date as may be agreed to in writing by the Exchange Committee and the Ziffs.

“Reallocated Och-Ziff Operating Group Units” is defined in Section 2.2(a)(v).

“Registration Rights Agreement” means the Registration Rights Agreements among the Issuer and the Och-Ziff Limited Partners providing for the registration of Class A Shares, entered into in connection with the IPO, as the same may be amended, supplemented, or restated from time to time.

“Registered Sale” means a sale of Class A Shares pursuant to a Demand Registration or a Piggyback Registration (as each such term is defined in the Registration Rights Agreement).

“Related Trust” means, with respect to any individual Och-Ziff Limited Partner, any other Och-Ziff Limited Partner that is an estate, family limited liability company, family limited partnership of such individual Och-Ziff Limited Partner, a trust the grantor of which is such individual Och-Ziff Limited Partner, or any other estate planning vehicle or family member relating to such individual Och-Ziff Limited Partner.

“Second Person” has the meaning set forth in Section 2.11(a).

“Special Ziff Quarterly Exchange” has the meaning set forth in Section 2.2(a)(vi).

“Transfer Agent” means such bank, trust company or other Person as shall be appointed from time to time by the Issuer pursuant to the Issuer Operating Agreement to act as registrar and transfer agent for the Class A Shares.

“Value” means, on any Exchange Date with respect to a Class A Share, the average of the daily Closing Prices for ten (10) consecutive trading days immediately preceding the Exchange Date. The “Closing Price” on any date means the last sale price for such Class A Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Class A Shares, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if such Class A Shares are not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Class A Shares are listed or admitted to trading or, if such Class A Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the principal automated quotation system that may then be in use or, if such Class A Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Class A Shares selected by the Board of Directors of the Issuer or, in the event that no trading price is available for such Class A Shares, the fair market value of the Class A Shares, as determined in good faith by the Board of Directors of the Issuer.

“Vested Och-Ziff Operating Group A Unit” means an Och-Ziff Operating Group Unit representing one class A common unit in each of the Och-Ziff Operating Group Partnerships which is not subject to any remaining conditions on vesting or any risk of forfeiture pursuant to the applicable Och-Ziff Operating Group Partnership Agreement.

“Vested Unit” means a Vested Och-Ziff Operating Group A Unit or an Och-Ziff Operating Group Unit representing one vested class D common unit in each of the Och-Ziff Operating Group Partnerships.

“Ziff Exchange” means an Exchange of all or any portion of the Initial Ziff Interest.

“Ziffs” means, collectively, Ziff Investors Partnership, L.P. II and Ziff Investors Partnership, L.P. IIA.

“Ziffs Quarterly Exchange Limit” means, as of any relevant Quarterly Exchange Date during the Initial Ziff Period, the number of Vested Och-Ziff Operating Group A Units equal to the lesser of (a) the number of Vested Och-Ziff Operating Group A Units, the Exchange of which on such Quarterly Exchange Date would require the delivery of a number of Class A Shares equal to three and three-tenths percent (3.3%) of the then issued and outstanding Class A Shares (without giving effect to such proposed Exchange) or the applicable Cash Amount as provided herein and (b) 5% of the Initial Ziff Interest.

ARTICLE II

EXCHANGE OF OCH-ZIFF OPERATING GROUP UNITS

Section 2.1 Exchange of Och-Ziff Operating Group Units.

(a) Subject to adjustment as provided in this Article II, to the provisions of the Och-Ziff Operating Group Partnership Agreements and the Issuer Operating Agreement and to the other provisions of this Agreement, each Och-Ziff Limited Partner shall be entitled to exchange Vested Och-Ziff Operating Group A Units held by such Och-Ziff Limited Partner on any Established Exchange Date or, as applicable, Quarterly Exchange Date as follows:

(i) For the purpose of making a gratuitous transfer to any Charity, an Och-Ziff Limited Partner may surrender Vested Och-Ziff Operating Group A Units to the Issuer in exchange for the delivery by the Issuer of a number of Class A Shares equal to the product of the number of Vested Och-Ziff Operating Group A Units surrendered multiplied by the Exchange Rate (such exchange, an “A Exchange”); or

(ii) Subject to paragraph (b) below, an Och-Ziff Limited Partner may surrender Vested Och-Ziff Operating Group A Units to the Och-Ziff Operating Group Partnerships in exchange for the delivery by the Och-Ziff

Operating Group Partnerships of a number of Class A Shares equal to the product of such number of Vested Och-Ziff Operating Group A Units surrendered multiplied by the Exchange Rate (such exchange, a “B Exchange”);

(b) Notwithstanding the provisions of Section 2.1(a)(ii), the Board of Directors of the Issuer may, in its sole and absolute discretion, elect to cause the Och-Ziff Operating Group Partnerships to acquire some or all of the Vested Och-Ziff Operating Group A Units surrendered for Exchange for cash (the “Cash Exchange,” and the number of such Vested Och-Ziff Operating Group A Units to be so acquired for cash, expressed as a percentage of the total number of such Vested Och-Ziff Operating Group A Units surrendered for Exchange, the “Applicable Percentage”). The amount of cash to be paid for the Cash Exchange (the “Cash Amount”) shall equal the Aggregate Value of such surrendered Vested Och-Ziff Operating Group A Units multiplied by the Applicable Percentage. If the Board of Directors of the Issuer chooses to cause the Och-Ziff Operating Group Partnerships to acquire some or all of the surrendered Vested Och-Ziff Operating Group A Units pursuant to this Section 2.1(b), the Och-Ziff Operating Group Partnerships shall give written notice thereof to such exchanging Och-Ziff Limited Partner on or before the close of business three days prior to Closing, and the number of Class A Shares to be delivered pursuant to Section 2.1(a)(ii) hereof shall be correspondingly reduced.

(c) On the date Vested Och-Ziff Operating Group A Units are surrendered for exchange, all rights of the exchanging Och-Ziff Limited Partner as holder of such Vested Och-Ziff Operating Group A Units, and the Designated Class B Shares shall be automatically cancelled as provided in Section 2.1(e), and such exchanging Och-Ziff Limited Partner shall be treated for all purposes as having become the Record Holder (as defined in the Issuer Operating Agreement) of the Class A Shares issued in exchange for such Och-Ziff Operating Group Units and shall be admitted as a Member (as defined in the Issuer Operating Agreement) of the Issuer in accordance and upon compliance with Section 3.1 of the Issuer Operating Agreement.

(d) For the avoidance of doubt, any Exchange shall be subject to the provisions of the Och-Ziff Operating Group Partnership Agreements including applicable vesting provisions, minimum retained ownership requirements and transfer restrictions.

(e) In the case of any Exchange, the Designated Class B Shares shall be automatically cancelled on the books and records of the Issuer and such Designated Class B Shares shall have no further rights or privileges and shall no longer be deemed to be outstanding limited liability company interests of the Issuer for any purpose from and after the Exchange Date. The term “Designated Class B Shares” means a number of Class B Shares equal to the Class B Exchange Amount identified and determined as follows:

(i) If the Exchanging Partner is a Class B Shareholder that, immediately prior to such Exchange, is the record owner of a number of Class B Shares at least equal to the Class B Exchange Amount, the portion of such Class B Shares equal to the Class B Exchange Amount shall constitute the Designated Class B Shares;

(ii) If the Exchanging Partner is a Class B Shareholder that, immediately prior to such Exchange, is the record owner of a number of Class B Shares that is less than the Class B Exchange Amount, all of such Class B Shares, together with other Class B Shares held by such Exchanging Partner’s Applicable Partner Group in an amount equal to the difference between the Class B Exchange Amount and the number of Class B Shares held by such Exchanging Partner shall constitute the Designated Class B Shares;

(iii) If the Exchanging Partner is not a Class B Shareholder immediately prior to such Exchange, then Class B Shares held by such Exchanging Partner’s Applicable Partner Group in an amount equal to the Class B Exchange Amount shall constitute the Designated Class B Shares.

(iv) Any Class B Shares held by an Exchanging Partner’s Applicable Partner Group that constitute Designated Class B Shares as determined pursuant to clause (ii) or (iii) of this Section 2.1(e) shall be cancelled in the applicable Exchange on a pro rata basis among all members of the Applicable Partner Group, based on the number of Class B Shares held of record by each Class B Shareholder included in such Applicable Partner Group.

Section 2.2 Exchange Procedures.

(a)

(i) Except as provided in paragraph (vi) below, no Och-Ziff Limited Partner shall be entitled to effect an Exchange at any time, other than as permitted by the Exchange Committee. In the event that the Exchange Committee determines to permit an Exchange by the Och-Ziff Limited Partners pursuant to this Agreement other than an Exchange pursuant to paragraph (iv) below (or is required to permit an Exchange pursuant to paragraph (v) below), the Exchange Committee shall provide written notice thereof (an “Exchange Notification”) to each Och-Ziff Limited Partner that sets forth, as and if applicable, the applicable Established Exchange Date, the Maximum Participation Amount, the aggregate number of Reallocated Och-Ziff Operating Group Units, and whether any such Exchange relates to a proposed Class A Sale. Any such Exchange Notification shall be delivered at least 20 Business Days prior to any such Established Exchange Date, unless the Issuer consents to a shorter period. An Established Exchange Date must be a Business Day that is expected to occur during an Open Window.

(ii) The Exchange Committee shall have the right to establish any number of Established Exchange Dates during any fiscal year, but shall have no obligation to set any Established Exchange Dates during any given fiscal year.

(iii) If and to the extent the Exchange Committee determines to permit an Exchange pursuant to Section 2.2(a)(i), the Exchange

Committee may establish the maximum number of Vested Och-Ziff Operating Group A Units subject to such permitted Exchange (the “Maximum Participation Amount”). In the case of any permitted Exchange pursuant to Section 2.2(a)(i) (other than as expressly provided pursuant to Sections 2.2(a)(iv), (v) or (vi)), each Och-Ziff Limited Partner shall be entitled to Exchange in any such permitted Exchange up to that number of Vested Och-Ziff Operating Group A Units equal to the aggregate number of Vested Och-Ziff Operating Group A Units held by such Och-Ziff Limited Partner multiplied by a fraction the numerator of which shall be the Maximum Participation Amount and the denominator of which shall be the aggregate number of Vested Och-Ziff Operating Group A Units outstanding (and subject to this Agreement). To the extent any Och-Ziff Limited Partner does not participate up to its pro rata portion of the Maximum Participation Amount, the Exchange Committee may, in its sole discretion, permit the other Och-Ziff Limited Partners to Exchange such additional Vested Och-Ziff Operating Group A Units in the same proportions as determined above. Notwithstanding the foregoing, if the Exchange Committee permits any Exchange in connection with a Tag-Along Sale or Drag-Along Sale (as such terms are defined in the Och-Ziff Operating Group Partnership Agreements), the foregoing Vested Och-Ziff Operating Group A Units shall include any Och-Ziff Operating Group Units representing one unvested class A common unit in each of the Och-Ziff Operating Group Partnerships.

(iv) (A) Subject in all cases to the prior written consent of the Exchange Committee, each Och-Ziff Limited Partner (other than the Ziffs) shall be entitled to Exchange, on any Quarterly Exchange Date commencing with a Quarterly Exchange Date occurring during the first fiscal quarter of 2013 and ending with a Quarterly Exchange Date occurring during the last fiscal quarter of 2014, an aggregate number of Vested Och-Ziff Operating Group A Units equal to up to two and a half percent (2.5%) of the number of Vested Units owned by such Och-Ziff Limited Partner as of the first day of the fiscal year in which such Quarterly Exchange Date occurs, determined on a cumulative basis such that if any such Och-Ziff Limited Partner does not exchange Vested Och-Ziff Operating Group A Units on any Quarterly Exchange Date, such Och-Ziff Limited Partner may exchange the Vested Och-Ziff Operating Group A Units that were previously permitted to be exchanged, but were not exchanged, by such Och-Ziff Limited Partner on any subsequent Quarterly Exchange Date in 2013 or 2014 in an aggregate number per year equal to up to ten percent (10%) of the number of Vested Units owned by such Och-Ziff Limited Partner as of the first day of the relevant fiscal year. In the event that the Exchange Committee determines in respect of any Quarterly Exchange Date that the Och-Ziff Limited Partners will not be permitted to Exchange the entire number of Vested Och-Ziff Operating Group A Units requested to be Exchanged, then the Exchange Committee shall determine the number of Vested Och-Ziff Operating Group A Units each Och-Ziff Limited Partner participating in the Exchange shall be permitted to Exchange based on the percentages and numbers of Vested Och-Ziff Operating Group A Units previously exchanged by each such Och-Ziff Limited Partner such that the Och-Ziff Limited Partners participating in the Exchange have each exchanged, on a cumulative basis, an equivalent percentage of Vested Och-Ziff Operating Group A Units determined on a pro rata basis (based on the maximum number of Vested Och-Ziff Operating Group A Units each Och-Ziff Limited Partner would be permitted to Exchange on any Quarterly Exchange Date) to the maximum extent possible after giving effect to such Exchange.

(B) In 2015, the Exchange Committee shall determine in its sole discretion whether to allow any additional exchanges by the Och-Ziff Limited Partners, provided that, subject to the other provisions of this Agreement allowing for Exchanges in other circumstances, in no event will any such additional Exchanges by any Och-Ziff Limited Partner pursuant to this Section 2.2(a)(iv) exceed ten percent (10%) of the Vested Units owned by such Och-Ziff Limited Partner as of the first day of the relevant fiscal year for each such year (determined on a cumulative basis as described above) from 2015 through the end of 2017; provided, that any Exchanges during the period from 2015 through 2017 shall be subject to the procedures in Section 2.2(a)(iv)(A) above that determine the number of Vested Och-Ziff Operating Group A Units that an Och-Ziff Limited Partner may exchange.

(C) Any Exchanges pursuant to this Section 2.2(a)(iv) shall be made in a manner consistent with the Exchange Procedures. Any Exchange pursuant to this Section 2.2(a)(iv) shall be subject to the conditions set forth in Section 2.2(b) and Sections 2.5 through 2.11.

(v) Notwithstanding, and in addition to any Exchange Dates that may be scheduled pursuant to Section 2.2(a)(i) or any Quarterly Exchange Date that may occur pursuant to 2.2(a)(iv), in the event any Och-Ziff Limited Partner receives Och-Ziff Operating Group Units as a result of the reallocation of such Och-Ziff Operating Group Units pursuant to any Och-Ziff Operating Group Partnership Agreement in a transaction that the Exchange Committee determines, in its sole and absolute discretion, is taxable to the recipient of such Och-Ziff Operating Group Units (such units, “Reallocated Och-Ziff Operating Group Units”), the Exchange Committee shall promptly determine an Established Exchange Date and deliver an Exchange Notification pursuant to Section 2.2(a)(i) to permit each such Och-Ziff Limited Partner to Exchange fifty percent (50%) of such Reallocated Och-Ziff Operating Group Units.

(vi) Notwithstanding, and in addition to their rights to participate in any Exchange pursuant to Sections 2.2(a)(i) and (iii) above, the Ziffs may Exchange on any Quarterly Exchange Date (A) on which no other Limited Partner is entitled to participate during the period commencing with the IPO and continuing through the fifth anniversary thereof (the “Initial Ziff Period”) a number of Vested Och-Ziff Operating Group A Units that does not exceed the Ziffs Quarterly Exchange Limit and (B) occurring at any time after the Initial Ziff Period, any number of Vested Och-Ziff Operating Group A Units as long as the Aggregate Value of Vested Och-Ziff Operating Group A Units proposed to be Exchanged by the Ziffs is equal to at least $10,000,000 (or such smaller amount determined by the Exchange Committee in its sole discretion), or all of the Ziffs’ remaining Vested Och-Ziff Operating Group A Units (any Exchange pursuant to clause (A) or (B), a “Special Ziff Quarterly Exchange”); provided, that, except by participating in a Class A Sale, the Ziffs shall not be permitted to sell Class A Shares received in an Exchange pursuant to this Section 2.2(a)(vi) during any “Determination Period”, which shall be the period commencing on the date on which the Ziffs receive an Exchange Notification with respect to an Exchange relating to a Class A Sale and ending on the earlier of (1) the receipt of notice that such Class A Sale will not occur (such notice to be delivered promptly following a determination that such Class A Sale will not occur) and (2) the completion of the Class A Sale. No individual Determination Period shall exceed 120 consecutive days and all Determination Periods during any fiscal year shall not exceed 180 days in the aggregate; provided that the number of days in any Determination Period during which any Class A Sale is completed shall not be counted for purposes of calculating such 180 day limitation; and provided further, that, in the case of a Class A Sale pursuant to a continuous offering under Rule 415 of the Securities Act, the Determination Period shall continue until the earliest date on which the Ziffs can no longer sell Class A Shares under the applicable registration statement pursuant to the terms of the Registration Rights Agreement. The Ziffs shall not have the right to Exchange any portion of the Ziffs Quarterly Exchange Limit not so Exchanged during the Initial Ziff Period as provided above on any subsequent Quarterly Exchange Date during the Initial Ziff Period.

(b)

(i) With respect to Exchanges under Section 2.2(a)(i) or 2.2(a)(v), upon receipt of an Exchange Notification, an Och-Ziff Limited Partner may exercise its right to exchange Vested Och-Ziff Operating Group A Units as set forth in Section 2.1(a) by providing a written notice of exchange (an “Exchange Exercise Notice”) at least ten (10) Business Days prior to the applicable Established Exchange Date and in accordance with the applicable Exchange Procedures.

(ii) With respect to Exchanges for any fiscal quarter under Section 2.2(a)(iv) or Section 2.2(a)(vi), an Och-Ziff Limited Partner may exercise the right to exchange Vested Och Ziff Operating Group Units as set forth in Section 2.1(a) by providing an Exchange Exercise Notice before the end of the prior fiscal quarter and in accordance with the applicable Exchange Procedures.

(iii) An Exchange Exercise Notice shall be delivered to the Issuer, in the case of an A Exchange, and each of the Och-Ziff Operating Group Partnerships, in the case of a B Exchange, (X) in the case of an A Exchange, substantially in the form of Exhibit A hereto, and (Y) in the case of a B Exchange, substantially in the form of Exhibit B hereto, duly executed by such holder or such holder’s duly authorized attorney in respect of the Och-Ziff Operating Group Units to be exchanged, in each case delivered during normal business hours at the principal executive offices of the Issuer and the Och-Ziff General Partners.

(iv) As promptly as practicable following the surrender of Och-Ziff Operating Group Units upon an Exchange in the manner provided in this Article II, the Issuer, in the case of an A Exchange, or the Och-Ziff Operating Group Partnerships, in the case of a B Exchange, shall deliver or cause to be delivered at the principal executive offices of the Issuer or at the office of the Transfer Agent the number of Class A Shares issuable upon such Exchange, issued in the name of such exchanging Och-Ziff Limited Partner, and/or the applicable Cash Amount, if any.

(c) The Issuer, in the case of an A Exchange, or the Och-Ziff Operating Group Partnerships, in the case of a B Exchange, may adopt reasonable procedures for the implementation of the exchange provisions set forth in this Article II.

Section 2.3 Concurrent Exchanges. The obligation with respect to a B Exchange represents a several, and not a joint and several, obligation of the Och-Ziff Operating Group Partnerships, and no Och-Ziff Operating Group Partnership shall have any obligation or right to acquire the portion of one or more Och-Ziff Operating Group Units issued by another Och-Ziff Operating Group Partnership. Notwithstanding any other provision of this Agreement, an Exchange Exercise Notice shall not be valid unless the Och-Ziff Limited Partner giving such Exchange Exercise Notice requests an exchange of an equal number of Och-Ziff Operating Group Units in each Och-Ziff Operating Group Partnership.

Section 2.4 Engagement of a Financial Advisor. Upon receiving a valid Exchange Exercise Notice pursuant to Section 2.2(b), the Och-Ziff Operating Group Partnerships shall collectively engage a financial advisor of national reputation to determine the relative value of each Och-Ziff Operating Group Partnership as of the applicable Closing Date and the parties hereto agree to be bound by such financial advisor’s determination, including, without limitation, for tax reporting purposes. The Och-Ziff Operating Group Partnerships shall be responsible for the fees and expenses of such financial advisor. The parties agree, however, that in the event that the Och-Ziff Operating Group Partnerships have received a valuation or an opinion from a financial advisor of national reputation regarding such relative values, and each of the Och-Ziff General Partners determines in its good faith judgment that no material change has occurred since the date of such valuation or opinion, or is expected to occur prior to Closing, with respect to the Och-Ziff Operating Group Partnerships, the Och-Ziff Operating Group Partnerships may elect to use such valuation or opinion for purposes of this Section 2.4 and the parties hereto agree to be bound by such valuation or opinion, including, without limitation, for tax reporting purposes.

Section 2.5 Closing.

(a) If an Exchange Exercise Notice has been timely delivered pursuant to Section 2.2(b), then the closing (the “Closing”) of the transactions contemplated by Section 2.1 shall take place on the third Business Day following the Exchange Date (as such date may be delayed pursuant to this Section 2.5(a), the “Closing Date”) at the offices of the Issuer at 9 West

57th Street, New York, New York 10019 (or such other place as the parties to such Exchange shall agree). If any Exchange Date would otherwise occur during a Blackout Period (or within two Business Days of the expiration of a Blackout Period), such Exchange Date shall be delayed until the third Business Day following the expiration of any such Blackout Period (or such other date as the parties to such Exchange shall agree), unless such delay would not be required by the Exchange Procedures. If any Closing Date would otherwise occur during a Blackout Period, such Closing Date shall be delayed until the third Business Day following the expiration of any such Blackout Period, unless such delay would not be required by the Exchange Procedures. Notwithstanding the foregoing, no Exchange Date or Closing Date relating to a Special Ziff Quarterly Exchange shall be delayed, suspended, terminated or otherwise affected by reason of the existence of any Blackout Period.

(b) No Exchange shall be permitted (and, if attempted, shall be void ab initio) if the General Partner of any Och-Ziff Operating Group Partnership determines in its sole and absolute discretion that such an Exchange would pose a material risk that such Och-Ziff Operating Group Partnership would be a “publicly traded partnership” as defined in Section 7704 of the Code. The Och-Ziff General Partners, in their sole and absolute discretion, shall be permitted to establish revised exchange procedures they determine are necessary or appropriate to ensure that each of the Och-Ziff Operating Group Partnerships will not be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

(c) Closing Conditions. The obligations of any of the parties to consummate an Exchange pursuant to this Article II shall be subject to the conditions that (i) there shall be no injunction, restraining order or decree of any nature of any Governmental Entity that is then in effect that restrains or prohibits the Exchange by the applicable Och-Ziff Limited Partner of its Och-Ziff Operating Group Units for Class A Shares and (ii) no such Exchange shall be prohibited by applicable law or regulations.

(d) Closing Deliveries. At each Closing, with respect to each Och-Ziff Limited Partner that elects to participate in the Exchange:

(i) to the extent reasonably requested by the Transfer Agent and/or the Issuer in the case of an A Exchange, and/or any Och-Ziff Operating Group Partnership, in the case of a B Exchange, such Och-Ziff Limited Partner shall deliver instructions and/or other instruments of transfer, in form and substance reasonably satisfactory to such Transfer Agent, the Issuer and/or Och-Ziff Operating Group Partnership, as applicable, duly executed by such Och-Ziff Limited Partner or such Och-Ziff Limited Partner’s duly authorized attorney, and transfer tax stamps or funds therefor, if required, representing a number of Och-Ziff Operating Group Units to be exchanged;

(ii) such Och-Ziff Limited Partner shall represent to the Issuer or the Och-Ziff Operating Group Partnerships, as applicable, that all of its Och-Ziff Operating Group Units delivered at Closing are delivered free and clear of any and all Liens;

(iii) if such Och-Ziff Limited Partner has delivered a number of Och-Ziff Operating Group Units pursuant to this Section 2.5(d) that represent a greater number of Och-Ziff Operating Group Units than can be exchanged in such Exchange, the relevant Och-Ziff Operating Group Partnership will deliver back the number of Och-Ziff Operating Group Units, as applicable, not subject to the Exchange;

(iv) in the case of an A Exchange, the Issuer shall deliver to the Och-Ziff Limited Partners participating in the Exchange a number of Class A Shares equal to the number of Och-Ziff Operating Group Units being surrendered in such A Exchange; and

(v) in the case of a B Exchange, each Och-Ziff Operating Group Partnership shall deliver the number of Class A Shares corresponding to the units of partnership interest of such Och-Ziff Operating Group Partnership comprising part of the Och-Ziff Operating Group Units that are the subject of such B Exchange and/or its proportionate share of the Cash Amount (if any), in each case determined by reference to the relative value of such Och-Ziff Operating Group Partnership established with respect to such Exchange pursuant to Section 2.4.

(vi) Delivery and transfer of any securities hereunder may be effected by book-entry transfer if and to the extent such securities are not held or issued in certificated form.

Section 2.6 Revocability; Expenses; Notice of Unavailability of Registration Statement.

(a) An Och-Ziff Limited Partner may revoke an Exchange Exercise Notice with respect to any or all of the Och-Ziff Operating Group Units set forth in such Och-Ziff Limited Partner’s Exchange Exercise Notice by delivery of a written notice to the Och-Ziff Operating Group Partnerships at any time prior to Closing for any reason, including as a result of a Delay Event, unless any such revocation would be inconsistent with the applicable Exchange Procedures.

(b) If at any time after delivery of an Exchange Exercise Notice with respect to a proposed Exchange and prior to the Closing of such Exchange, the Issuer determines that (i) the Exchange Date will be delayed, suspended or terminated in accordance with Section 2.5(a), (b) or (c), and/or (ii) the Class A Shares which may be issued in connection with an Exchange relating to a Registered Sale will not be eligible to be sold pursuant to an effective registration statement on the anticipated Closing Date or within two Business Days of the anticipated Closing Date for any reason (collectively, a “Delay Event”), the Issuer shall promptly notify each Och-Ziff Limited Partner that has delivered an Exchange Exercise Notice in connection with such proposed Exchange of such Delay Event (an “Issuer Delay Notice”). The Issuer Delay Notice shall describe, in reasonable detail, the events giving rise to the Delay Event, the anticipated duration of such Delay Event and, if reasonably determinable in light of the facts and circumstances surrounding such Delay Event, a revised proposed Exchange Date and

Closing Date. In the event the Issuer Delay Notice does not include a revised proposed Exchange Date and Closing Date, the Issuer shall promptly notify each recipient of the revised proposed Exchange Date and Closing Date when such dates become reasonably determinable. Notwithstanding the foregoing, an Issuer Delay Notice to be sent to the Ziffs may (but need not) omit certain information described above that the Issuer determines, in its sole and absolute discretion, constitutes material non-public information and no event that otherwise would constitute a Delay Event under clause (ii) of the definition of Delay Event shall constitute a Delay Event with respect to a Special Ziff Quarterly Exchange.

(c) Each party hereto shall bear his own expenses in connection with the consummation of any of the transactions contemplated hereby, whether or not any such transaction is ultimately consummated.

Section 2.7 Blackout Periods. Notwithstanding anything to the contrary, except with respect to a Special Ziff Quarterly Exchange an Och-Ziff Limited Partner shall not be entitled to effect an Exchange, and the Issuer, in the case of an A Exchange, or the Och-Ziff General Partners, in the case of a B Exchange, shall have the right to delay or suspend any Exchange Date or Closing Date (whether such Exchange will result in the issuance of Class A Shares or the payment of a Cash Amount) that occurs during a period that is not an Open Window and, if the Issuer is in possession of material non-public information, the Issuer has determined in good faith that the disclosure of such information would not be in the best interests of the Issuer (collectively, a “Blackout Period”) unless such Exchange is otherwise permitted in accordance with the Exchange Procedures. A Blackout Period in which the Issuer is in possession of material non-public information shall expire on the date on which the Issuer determines that there is no such material non-public information.

Section 2.8 Splits, Distributions and Reclassifications. The Exchange Rate shall be adjusted accordingly if there is: (1) any subdivision (by split, distribution, reclassification, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of the Och-Ziff Operating Group Units that is not accompanied by an identical subdivision or combination of the Class A Shares; or (2) any subdivision (by split, distribution, reclassification, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of the Class A Shares that is not accompanied by an identical subdivision or combination of the Och-Ziff Operating Group Units. In the event of a reclassification or other similar transaction as a result of which the Class A Shares are converted into another security, then an Och-Ziff Limited Partner shall be entitled to receive upon exchange the amount of such security that such Och-Ziff Limited Partner would have received if such exchange had occurred immediately prior to the effective date of such reclassification or other similar transaction. Except as may be required in the immediately preceding sentence, no adjustments in respect of distributions shall be made upon an Exchange.

Section 2.9 Taxes. The delivery of Class A Shares upon an Exchange shall be made without charge to the Och-Ziff Limited Partners for any stamp or other similar tax in respect of such issuance.

Section 2.10 Call Right. Notwithstanding any other provision of this Agreement, Och-Ziff Corp shall have the right (the “Call Right”), but not the obligation, to assume OZ

Advisors II’s obligations to effect an Exchange at any particular Closing with respect to Och-Ziff Operating Group Units issued by OZ Advisors II. Och-Ziff Corp may exercise the Call Right by giving written notice to such effect to OZ Advisors II prior to such Closing.

Section 2.11 Certain Adjustments. Notwithstanding anything else in this Agreement to the contrary:

(a) If any Person (the “First Person”) does not hold the same number of units of interest representing limited partnership interests or other similar interests (excluding Class C Non-Equity Interests) in each Och-Ziff Operating Group Partnership (such interests in excess of such same number, the “Excess Interests”), then, except to the extent provided in the second following proviso, the First Person, in connection with Exchanging any of its Och-Ziff Operating Group Units, shall first Exchange such Excess Interests, provided, however, that, such Exchange of such Excess Interests shall only be made in connection with and at the same time as an Exchange of the same number of Excess Interests in other Och-Ziff Operating Group Partnerships held by another Person (or Persons) that, but for this proviso, would be described as a “First Person” (the “Second Person”), such that the Exchanges of Excess Interests by such First Person and such Second Person (or Second Persons) collectively represent Och-Ziff Operating Group Units; provided further, that the provisions of this Section 2.11 shall apply only to the extent that there are an equal number of such Excess Interests in each Och-Ziff Operating Group Partnership proposed to be Exchanged as part of a single Exchange.

(b) The consideration for an Exchange of Excess Interests delivered pursuant to this Article II shall be allocated between the First Person and Second Person (or Second Persons) in accordance with the relative value, as determined under Section 2.4 of this Agreement of the Excess Interests Exchanged by each such Person.

(c) For any Exchange of Excess Interests pursuant to this Section 2.11, a form (or forms) of Exchange Exercise Notice shall be executed by each First Person and Second Person (or Second Persons) and shall provide, in addition to information set forth on Exhibit A and Exhibit B hereto, as applicable, for each First Person and Second Person (or Second Persons), the number of Excess Interests in each Och-Ziff Operating Group Partnership subject to such Exchange, the Designated Class B Shares to be cancelled and the number of Och-Ziff Operating Group Units represented by all Excess Interests held by the First Person and the Second Person (or Second Persons) subject to such Exchange.

ARTICLE III

GENERAL PROVISIONS

Section 3.1 Amendment.

(a) Subject to Section 3.1(c), no provision of this Agreement may be amended unless such amendment is approved in writing by the Issuer, Och-Ziff Corp, Och-Ziff Holding, and the Och-Ziff Operating Group Partnerships, and by the Och-Ziff Limited Partners who, together with their Permitted Transferees, collectively hold at least two-thirds of the Och-Ziff

Operating Group Units collectively held by all of the Och-Ziff Limited Partners and their respective Permitted Transferees; provided, that no such amendment shall be effective if such amendment will have a disproportionate effect on certain Och-Ziff Limited Partners unless all such Och-Ziff Limited Partners disproportionately affected consent in writing to such amendment and provided, further, no such amendment shall impair or diminish the rights of the Exchange Committee, unless approved by the Exchange Committee. No provision of this Agreement may be waived unless such waiver is in writing and signed by the party against whom the waiver is to be effective.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c) The Exchange Committee, the Issuer, Och-Ziff Corp and Och-Ziff Holding may, on behalf of themselves and the respective partnerships they control, amend this Agreement in writing without the approval or consent of any Och-Ziff Limited Partner or Permitted Transferees if such amendment does not materially and adversely affect any Och-Ziff Limited Partner’s Exchange Right.

(d) Each Och-Ziff Limited Partner hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or written consent of less than all of the Och-Ziff Limited Partners, such action may be so taken upon the concurrence of less than all of the Och-Ziff Limited Partners and each Och-Ziff Limited Partner shall be bound by the results of such action.

(e) This Agreement may be amended in accordance with the provisions of this Section 3.1 without the consent of any Class B Shareholder (in its capacity as such).

Section 3.2 Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):

(a)	If to the Issuer, to:

9 West 57th Street

New York, New York 10019

Attention: Chief Legal Officer

Fax: (212) 790-0077

Electronic Mail: Jeffrey.Blockinger@ozcap.com

(b)	If to

OZ Management LP

OZ Advisors LP

OZ Advisors II LP, to:

c/o Och-Ziff Capital Management Group LLC

9 West 57th Street

New York, New York, 10019

Attention: Chief Legal Officer

Fax: (212) 790-0077

Electronic Mail: Jeffrey.Blockinger@ozcap.com

(c)	If to any Och-Ziff Limited Partner, to:

the address and facsimile number set forth for such Och-Ziff Limited Partner in the records of the Och-Ziff Operating Group Partnerships.

(d)	If to any Class B Shareholder, to:

the address and facsimile number set forth for such Class B Shareholder in the records of the Issuer.

Section 3.3 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 3.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted or required by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns. This Agreement shall be binding on each Person who becomes a Class B Shareholder, whether or not such Person executes and delivers a joinder to this Agreement pursuant to Section 3.5(c).

Section 3.5 Partners; Och-Ziff Operating Group Partnerships.

(a) To the extent an Och-Ziff Limited Partner (or an applicable Permitted Transferee) validly transfers any or all of its Och-Ziff Operating Group Units to a Permitted Transferee of such Och-Ziff Limited Partner or to any other Person in a transaction not in contravention of, and in accordance with, the applicable Och-Ziff Operating Group Partnership Agreements, then such Person shall have the right to execute and deliver a joinder to this Agreement, in form and substance reasonably satisfactory to the Och-Ziff Operating Group Partnerships. Upon execution of any such joinder, such Person shall be entitled to all of the rights and shall be bound by each of the obligations applicable to the relevant transferor hereunder.

(b) Each of the Issuer, Och-Ziff Corp and Och-Ziff Holding hereby agree that if any other Person subsequently becomes an Och-Ziff General Partner or Och-Ziff Operating Group Partnership, as applicable, it will cause such Person to execute a joinder to this Agreement and become an “Och-Ziff General Partner” or an “Och-Ziff Operating Group Partnership” for all purposes of this Agreement, and this Agreement shall be amended to the extent necessary to reflect such joinder.

(c) Each Class B Shareholder hereby agrees that if such Class B Shareholder is a Class B Transferor, it will cause the Class B Transferee to execute a joinder to this Agreement and become a “Class B Shareholder” for all purposes of this Agreement, and this Agreement shall be amended to the extent necessary to reflect such joinder.

Section 3.6 Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 3.7 Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

Section 3.8 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

Section 3.9 Submission to Jurisdiction; Dispute Resolution. Each party to this Agreement hereby irrevocably and unconditionally, with respect to any matter or dispute arising under, or in connection with, this Agreement and the transactions contemplated hereby (i) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and any appellate courts thereof (the “New York Courts”) (and covenants not to commence any legal action or proceeding in any other venue or jurisdiction); (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (iii) agrees that service of process in any such action will be in accordance with the laws of the State of New York but that nothing herein shall affect the right to effect service of process in any other manner permitted by law; (iv) waives any and all immunity from suit, execution, attachment or other legal process; and (v) waives in connection with any such action any and all rights to a jury trial. The parties agree that any judgment of any New York Court may be enforced in any court having jurisdiction over any party of any of their assets.

Section 3.10 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.10.

Section 3.11 Tax Treatment. To the extent this Agreement imposes obligations upon a particular Och-Ziff Operating Group Partnership or a general partner of an Och-Ziff Operating Group Partnership, this Agreement shall be treated as part of the relevant Och-Ziff Operating Group Partnership Agreement as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations. As required by the Code and the Treasury Regulations, the parties shall report any B Exchange consummated hereunder, in the case of OZ Management and OZ Advisors, as a taxable sale of Och-Ziff Operating Group Units by an Och-Ziff Limited Partner to Och-Ziff Corp, and in the case of OZ Advisors II, as a taxable sale of Och-Ziff Operating Group Units to Och-Ziff Holding, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority.

Section 3.12 Reporting Requirements. The Issuer shall use reasonable efforts to comply with the periodic reporting requirements under the Securities Exchange Act of 1934, as amended, for so long as any class of the Issuer’s equity securities is listed for trading on any national securities exchange.

Section 3.13 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware (without regard to conflicts of laws principles thereof).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

By:	/s/ Joel M. Frank
Name:	Joel M. Frank
Title:	Chief Financial Officer

OCH-ZIFF HOLDING CORPORATION

By:	/s/ Joel M. Frank
Name:	Joel M. Frank
Title:	Chief Financial Officer

OCH-ZIFF HOLDING LLC

By:	/s/ Joel M. Frank
Name:	Joel M. Frank
Title:	Chief Financial Officer

OZ MANAGEMENT LP
By: Och-Ziff Holding Corporation, its general partner

By:	/s/ Joel M. Frank
Name:	Joel M. Frank
Title:	Chief Financial Officer

OZ ADVISORS LP
By: Och-Ziff Holding Corporation, its general partner

By:	/s/ Joel M. Frank
Name:	Joel M. Frank
Title:	Chief Financial Officer

OZ ADVISORS II LP
By: Och-Ziff Holding LLC, its general partner

By:	/s/ Joel M. Frank
Name:	Joel M. Frank
Title:	Chief Financial Officer

OCH-ZIFF LIMITED PARTNERS

By:	/s/ Daniel S. Och
Name:	Daniel S. Och

By:	/s/ David Windreich
Name:	David Windreich

By:	/s/ Michael L. Cohen
Name:	Michael L. Cohen

By:	/s/ Zoltan Varga
Name:	Zoltan Varga

By:	/s/ Harold A. Kelly
Name:	Harold A. Kelly

By:	/s/ Joel M. Frank
Name:	Joel M. Frank

By:	/s/ James-Keith Brown
Name:	James-Keith Brown

THE FAMILY TRUST CREATED UNDER ARTICLE IV OF THE DANIEL S. OCH 2011 GST TRUST I AGREEMENT

By:	/s/ Jane C. Och
Jane C. Och, as Trustee

By:	/s/ Daniel S. Och
Daniel S. Och, as Trustee

THE FAMILY TRUST CREATED UNDER ARTICLE IV OF THE DANIEL S. OCH 2011 GST TRUST II AGREEMENT

By:	/s/ Jane C. Och
Jane C. Och, as Trustee

By:	/s/ Daniel S. Och
Daniel S. Och, as Trustee

THE FAMILY TRUST CREATED UNDER ARTICLE IV OF THE DANIEL S. OCH 2011 GST TRUST III AGREEMENT

By:	/s/ Jane C. Och
Jane C. Och, as Trustee

By:	/s/ Daniel S. Och
Daniel S. Och, as Trustee

THE FAMILY TRUST CREATED UNDER ARTICLE IV OF THE OCH CHILDREN’S TRUST 2012 TRUST AGREEMENT

By:	/s/ Jane C. Och
Jane C. Och, as Trustee

By:	/s/ Daniel S. Och
Daniel S. Och, as Trustee

THE SUSAN OCH KALVER TRUST FAMILY TRUST 2012

By:	/s/ Jane C. Och
Jane C. Och, as Trustee

By:	/s/ Daniel S. Och
Daniel S. Och, as Investment Trustee

THE JONATHAN OCH FAMILY TRUST 2012

By:	/s/ Jane C. Och
Jane C. Och, as Trustee

By:	/s/ Daniel S. Och
Daniel S. Och, as Investment Trustee

THE NANCY G. BERNSTEIN FAMILY TRUST 2012

By:	/s/ Jane C. Och
Jane C. Och, as Trustee

By:	/s/ Daniel S. Och
Daniel S. Och, as Investment Trustee

THE FAMILY TRUST CREATED UNDER ARTICLE III OF THE JANE C. OCH 2011 DESCENDANTS’ TRUST AGREEMENT

By:	/s/ Jonathan Och
Jonathan Och, as Trustee

By:	/s/ Susan Och Kalver
Susan Och Kalver, as Trustee

THE DANIEL S. OCH DESCENDANTS’ TRUST 1995

By:	/s/ Jane C. Och
Jane C. Och, as Trustee

By:	/s/ Jonathan Och
Jonathan Och, as Trustee

EXHIBIT A

[FORM OF]

NOTICE OF A EXCHANGE

Och-Ziff Capital Management Group LLC

9 West 57th Street

New York, New York 10019

Attention: Chief Legal Officer

Fax: (212) [    ]

Electronic Mail: [    ]

Reference is hereby made to the Amended and Restated Exchange Agreement, dated as of August 1, 2012 (as amended, supplemented, or restated from time to time, the “Exchange Agreement”), among Och-Ziff Capital Management Group LLC, Och-Ziff Holding Corporation, Och-Ziff Holding LLC, OZ Management LP, OZ Advisors LP, OZ Advisors II LP and the Och-Ziff Limited Partners from time to time party thereto, as amended from time to time. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Och-Ziff Limited Partner desires to exchange the number of Och-Ziff Operating Group Units set forth below.

Legal Name of Och-Ziff Limited Partner:

Address:

Type of Exchange: A Exchange.

Number of Och-Ziff Operating Group Units to be exchanged:

The undersigned (1) hereby represents that the Och-Ziff Operating Group Units set forth above are owned by the undersigned, free of all Liens, (2) hereby exchanges such Och-Ziff Operating Group Units for Class A Shares and/or the applicable Cash Amount as set forth in the Exchange Agreement, (3) hereby irrevocably constitutes and appoints any officer of the Och-Ziff Operating Group Partnerships, the Och-Ziff General Partners or the Issuer as its attorney, with full power of substitution, to exchange said Och-Ziff Operating Group Units on the books of the Och-Ziff Operating Group Partnerships for Class A Shares on the books of the Issuer, with full power of substitution in the premises and/or the applicable Cash Amount.

A-1

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

A-2

EXHIBIT B

[FORM OF]

NOTICE OF B EXCHANGE

Och-Ziff Holding Corporation

Och-Ziff Holding LLC

OZ Management LP

OZ Advisors LP

OZ Advisors II LP

9 West 57th Street

New York, New York, 10019

Attention: Chief Legal Officer

Fax: (212) [    ]

Electronic Mail: [    ]

Reference is hereby made to the Amended and Restated Exchange Agreement, dated as of August 1, 2012 (as amended, supplemented, or restated from time to time, the “Exchange Agreement”), among Och-Ziff Capital Management Group LLC, Och-Ziff Holding Corporation, Och-Ziff Holding LLC, OZ Management LP, OZ Advisors LP, OZ Advisors II LP and the Och-Ziff Limited Partners from time to time party thereto, as amended from time to time. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Och-Ziff Limited Partner desires to exchange the number of Och-Ziff Operating Group Units set forth below.

Legal Name of Och-Ziff Limited Partner:

Address:

Type of Exchange: B Exchange.

Number of Och-Ziff Operating Group Units to be exchanged:

The undersigned (1) hereby represents that the Och-Ziff Operating Group Units set forth above are owned by the undersigned, free of all liens, (2) hereby exchanges such Och-Ziff Operating Group Units for Class A Shares and/or the applicable Cash Amount as set forth in the Exchange Agreement, (3) hereby irrevocably constitutes and appoints any officer of the Och-Ziff Operating Group Partnerships, the Och-Ziff General Partners or the Issuer as its attorney, with full power of substitution, to exchange said Och-Ziff Operating Group Units on the books of the Och-Ziff Operating Group Partnerships for Class A Shares on the books of the Issuer, with full power of substitution in the premises and/or the applicable Cash Amount.

B-1

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

B-2